UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
(Amendment No. 1)
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2007
The Management Network Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27617 (Commission File Number)	48-1129619 (I.R.S. Employer Identification No.)
7300 College Boulevard, Suite 302
Overland Park, Kansas 66210
(Address of principal executive office)(Zip Code)
(913) 345-9315
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 3.02 Unregistered Sales of Equity Securities.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Consent of Deloitte & Touche LLP
Audited Financial Statements
Unaudited Financial Statements
Pro Forma Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On August 3, 2007, we completed the acquisition of RVA Consulting, LLC (“RVA”). This Amendment is being filed to amend Item 9.01 thereto to provide certain required financial information relating to the RVA acquisition.
Item 3.02 Unregistered Sales of Equity Securities.
     Under the terms of the Membership Interest Purchase Agreement dated July 30, 2007 (“Purchase Agreement”) with the members of RVA Consulting, LLC (“RVA”), as part of the consideration for the outstanding membership interests in RVA and the performance of certain consulting services by one of the members of RVA in connection with the acquisition, TMNG agreed to issue to the members of RVA up to 1,133,309 shares of TMNG common stock as contingent equity consideration, based upon RVA’s performance during the three years following the closing of the acquisition of RVA and as to certain shares upon the completion of certain consulting services by one of the members of RVA.
     The issuance of shares of TMNG common stock, if any, pursuant to the Purchase Agreement will not be registered under the Securities Act of 1933, as amended, in reliance upon Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering. Any securities issued to the members of RVA will be transferred in a private transaction in which such members have agreed to customary restrictions on resale.
     The foregoing description of certain terms of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q of TMNG for the quarter ended June 30, 2007.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
     The audited financial statements of RVA as of and for the year ended December 31, 2006, together with the independent registered public accounting firm’s report thereon, are attached hereto as Exhibit 99.1 and are incorporated herein by reference. The unaudited financial statements of RVA as of and for the six months ended June 30, 2007 and 2006 are attached hereto as Exhibit 99.2 and incorporated herein by reference.
     (b) Pro Forma Financial Information.
     The unaudited pro forma condensed combined financial information of TMNG are attached hereto as Exhibit 99.3 and is incorporated herein by reference.
     (d) Exhibits
     The following exhibits are being filed herewith:

Exhibit
Number	Description
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

99.1	Audited Financial Statements of RVA Consulting, LLC as of and for the Year Ended December 31, 2006.

99.2	Unaudited Financial Statements of RVA Consulting, LLC as of and for the Six Months Ended June 30, 2007 and 2006.

99.3	Pro Forma Financial Information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 19, 2007

THE MANAGEMENT NETWORK GROUP, INC.
By:	/s/ Donald E. Klumb
Donald E. Klumb
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

99.1	Audited Financial Statements of RVA Consulting, LLC as of and for the Year Ended December 31, 2006.

99.2	Unaudited Financial Statements of RVA Consulting, LLC as of and for the Six Months Ended June 30, 2007 and 2006.

99.3	Pro Forma Financial Information.